UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21902

Cohen & Steers Institutional Global Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Francis C. Poli

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2017. The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2017	Year Ended December 31, 2017
Cohen & Steers Institutional Global Realty Shares	5.38%	12.93%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	5.27%	10.36%
S&P 500 Index[a]	11.42%	21.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

Market Review

Global real estate stocks had solid gains in 2017, aided by a strengthening global economy and improving fundamentals across many property markets. However, real estate widely trailed global equities, restrained by relatively modest earnings acceleration compared to more cyclical sectors and by a challenging environment for retail landlords.

Europe and Asia Pacific outperformed following a decade in which the U.S. was largely in the driver’s seat within the global real estate market. Europe’s economy grew at its fastest pace in a decade after years of sluggish growth. Yet inflation remained subdued, giving the European Central Bank latitude to keep interest rates low. A similar story played out in Asia, particularly Japan, where a stronger macro backdrop and continued monetary stimulus provided favorable conditions for real estate developers, particularly Tokyo office landlords. By contrast, U.S. real estate investment trusts (REITs) struggled despite a favorable economic backdrop, due largely to significant underperformance by retail property owners.

[a]	The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-capitalization- weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Toward the end of the year, the U.S. market turned its focus to sweeping tax cuts, which added fuel to an already healthy U.S. economy. Because REITs already pay little to no taxes, they are expected to see little direct benefit from a lower corporate tax rate. However, REITs held outside of U.S. open-end funds, closed-end funds, exchange-traded funds (ETFs) and unit investment trusts gained added investor appeal due to a new 20% deduction on pass-through income, which will reduce the effective tax rate on REIT income distributions. Additionally, lower taxes offered the prospect of a stronger business environment and increased consumer spending that could benefit overall demand for real estate.

Fund Performance

The Fund had a positive return during the year and outperformed its benchmark. Stock selection in the U.S. was a large contributor to relative performance, due generally to positions in REITs that benefited from the rise of e-commerce. Data centers experienced exceptional demand amid the continued adoption of cloud computing and digital media consumption, which are increasing the need for data storage and computing power. Additionally, an out-of-benchmark position in non-REIT hotel owner Hilton contributed, benefiting from increasing business travel and confidence on the prospect of lower corporate taxes.

We also had significant underweights in U.S. regional malls and shopping centers, especially avoiding REITs with lower-quality assets, many of which experienced meaningful losses. The pressures of e-commerce on brick-and-mortar retailers caused retail-focused landlords to underperform globally, although the headwinds were most significant in the U.S., which saw the highest level of store closings since the 2008-09 recession. Owners of high-quality malls generally recovered most of their lost ground by year end, buoyed by bids for GGP and Australia-based Westfield.

Stock selection in the U.K. also benefited the Fund’s relative return. We were underweight office and retail landlords, which struggled amid further economic fallout from the country’s decision to leave the EU, particularly in the form of reduced hiring in the London metro area. By contrast, we favored less-cyclical sectors such as industrial warehouses, student housing and health care, which tend to be driven more by domestic and secular demand. Specifically, we had an overweight position in industrial landlord Segro, which benefited from demand for logistics warehouses amid the rapid growth of e-commerce. We were overweight health care landlord Assura Group, which gained on growth-oriented development and acquisition activities. We also had overweight positions in self storage companies Safestore and Big Yellow, which rose on healthy occupancy gains.

The Fund benefited from an overweight in Europe. Norway was among the top performers, rising on an improving economic backdrop due to the increasingly favorable regional environment as well as firmer crude oil prices, supporting oil exports. We also had a favorable overweight in Spain, which outperformed amid significant improvement in the job market and meaningful acceleration in economic growth from a relatively low base.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Germany outperformed within Europe as economic data—including employment, industrial production and business confidence—climbed to the highest levels since the country’s unification in 1990, fueling broad gains for commercial and residential property owners. Although we had a beneficial overweight, stock selection in the country detracted from relative performance, due largely to our decision not to own Vonovia, which achieved strong returns throughout the year and then climbed further in December after announcing an agreement to buy Austria-based Buwog, increasing its apartment inventory in Germany.

Stock selection in Canada provided a modest boost to the Fund’s relative return, including an overweight in Allied Properties REIT, benefiting from an improving economic outlook amid strengthening energy prices, which helped stabilize the resource-rich Alberta province after several years of contraction.

Our decision not to invest in Singapore detracted from relative performance, as it experienced surprisingly strong performance on improving trade and economic data. Offices performed well as take up accelerated after several years of weak supply/demand dynamics. However, employment growth has continued to stall and property fundamentals remain poor amid significant new supply and sluggish demand growth.

We were also modestly underweight Hong Kong, which surged on improving growth in tourism from mainland China, as well as more mainland companies looking to take up office space. In addition, residential property sales continued to surprise to the upside despite restrictions designed to cool the market. The Fund had a favorable out-of-index allocation to China through Global Logistics Properties, which had a significant gain.

In Japan, our focus on developers over J-REITs was generally favorable. Medium-sized developers had sizeable gains, as an improving economy and a reviving manufacturing sector boosted business sentiment. By contrast, REIT-structured companies came under selling pressure due to outflows from domestic REIT mutual funds, as many Japanese investors fled amid concerns that the funds would cut distributions.

Australia advanced, led by industrial property owner Goodman Group, which rose on the prospect of greater demand for warehouse space from e-commerce growth. Certain office companies performed well amid improvements in Sydney’s office fundamentals. Retail owner Westfield rose after agreeing to be acquired by Unibail-Rodamco, Europe’s largest retail landlord. Our positioning in Australia had a negligible impact on relative performance.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed positively to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies appreciated against the U.S. dollar, including the euro, U.K. pound and Japanese yen. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Sincerely,

JON CHEIGH Portfolio Manager	WILLIAM LEUNG Portfolio Manager

CHARLES J. MCKINLEY Portfolio Manager	ROGIER QUIRIJNS Portfolio Manager

LUKE SULLIVAN

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $1,000,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2017

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	12.93%	7.38%	4.43%	4.26%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios as disclosed in the May 1, 2017 prospectus, as supplemented on December 12, 2017, were 1.02% and 1.00%, respectively. The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) never exceed 1.00% of the average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Board of Directors of the Fund and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund.

[a]	The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.
[b]	Inception date of August 10, 2006.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs including investment management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017—December 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[a] July 1, 2017— December 31, 2017
Actual (5.38% return)	$1,000.00	$1,053.80	$5.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.14

[a]	Expenses are equal to the Fund’s annualized net expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

December 31, 2017

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
Mitsui Fudosan Co., Ltd.	$15,164,835	3.1
Sun Hung Kai Properties Ltd.	15,142,329	3.1
CK Asset Holdings Ltd.	13,842,970	2.8
Realty Income Corp.	13,823,929	2.8
Dexus Property Group	13,550,350	2.7
Extra Space Storage	13,292,575	2.7
AvalonBay Communities	13,072,458	2.6
Prologis	12,753,240	2.6
Simon Property Group	12,639,377	2.5
Merlin Properties Socimi SA	12,462,244	2.5

Country Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2017

		Number of Shares	Value

COMMON STOCK	96.9%
AUSTRALIA	6.1%
REAL ESTATE
DIVERSIFIED	4.5%
BGP Holdings PLC (EUR)[a,b]		7,741,744	$0
Charter Hall Group		1,086,891	5,105,243
Dexus Property Group		1,781,197	13,550,350
Mirvac Group		1,912,977	3,507,612

			22,163,205

INDUSTRIALS	1.6%
Goodman Group		1,243,348	8,168,433

TOTAL AUSTRALIA			30,331,638

AUSTRIA	0.6%
REAL ESTATE—RESIDENTIAL
BUWOG AG		86,544	2,985,393

BELGIUM	0.1%
REAL ESTATE—RESIDENTIAL
Aedifica SA		7,320	691,390

BRAZIL	0.5%
REAL ESTATE—RETAIL
BR Malls Participacoes SA		649,185	2,491,370

CANADA	3.2%
REAL ESTATE
OFFICE	2.0%
Allied Properties REIT		302,517	10,127,220

RESIDENTIAL	1.2%
Boardwalk REIT		166,114	5,694,393

TOTAL CANADA			15,821,613

FRANCE	2.6%
REAL ESTATE
DIVERSIFIED	0.7%
Fonciere des Regions		32,260	3,657,050

OFFICE	1.4%
Gecina SA		36,318	6,706,366

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

RETAIL	0.5%
Unibail-Rodamco SE		9,810	$2,471,810

TOTAL FRANCE			12,835,226

GERMANY	4.0%
REAL ESTATE
OFFICE	0.6%
Alstria Office REIT AG		205,669	3,183,356

RESIDENTIAL	3.4%
ADO Properties SA, 144Ac		87,865	4,457,359
Deutsche Wohnen AG		281,982	12,335,727

			16,793,086

TOTAL GERMANY			19,976,442

HONG KONG	9.1%
REAL ESTATE
DIVERSIFIED	7.2%
CK Asset Holdings Ltd.		1,583,500	13,842,970
Hang Lung Properties Ltd.		2,769,000	6,769,348
Sun Hung Kai Properties Ltd.		907,245	15,142,329

			35,754,647

RETAIL	1.9%
Link REIT		1,018,000	9,440,102

TOTAL HONG KONG			45,194,749

JAPAN	10.5%
REAL ESTATE
DIVERSIFIED	7.5%
Activia Properties		1,142	4,783,883
Hulic Co., Ltd.		487,500	5,477,479
Invincible Investment Corp.		5,753	2,448,248
Mitsui Fudosan Co., Ltd.		676,712	15,164,835
Sumitomo Realty & Development Co., Ltd.		86,000	2,826,341
Tokyo Tatemono Co., Ltd.		458,585	6,194,510

			36,895,296

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

OFFICE	1.6%
Kenedix Office Investment Corp.		765	$4,345,241
Nippon Building Fund		722	3,530,703

			7,875,944

RESIDENTIAL	0.5%
Daiwa House REIT Investment Corp.		1,023	2,430,505

RETAIL	0.9%
Japan Retail Fund Investment Corp.		2,521	4,622,486

TOTAL JAPAN			51,824,231

NORWAY	0.6%
REAL ESTATE—OFFICE
Entra ASA, 144Ac		209,065	3,106,464

SPAIN	3.6%
REAL ESTATE
DIVERSIFIED	2.5%
Merlin Properties Socimi SA		919,160	12,462,244

OFFICE	0.5%
Inmobiliaria Colonial Socimi SA		260,001	2,583,982

RESIDENTIAL	0.6%
Aedas Homes SAU, 144Ab,c		70,672	2,594,750

TOTAL SPAIN			17,640,976

SWEDEN	1.4%
REAL ESTATE
DIVERSIFIED	0.6%
Fastighets AB Balder, Class Bb		114,440	3,060,811

HOTEL	0.8%
Pandox AB		196,383	3,794,505

TOTAL SWEDEN			6,855,316

UNITED KINGDOM	6.5%
REAL ESTATE
DIVERSIFIED	1.4%
British Land Co., PLC		324,534	3,029,945
Hammerson PLC		300,969	2,222,754

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

LondonMetric Property PLC		649,961	$1,632,234

			6,884,933

HEALTH CARE	1.0%
Assura PLC		5,530,150	4,771,117

INDUSTRIALS	1.8%
Segro PLC		891,714	7,067,177
Tritax Big Box REIT PLC		1,012,545	2,035,595

			9,102,772

OFFICE	0.8%
Derwent London PLC		51,973	2,187,944
Workspace Group PLC		125,816	1,702,103

			3,890,047

RESIDENTIAL	0.5%
UNITE Group PLC		251,722	2,735,894

SELF STORAGE	1.0%
Big Yellow Group PLC		163,668	1,921,390
Safestore Holdings PLC		428,021	2,887,153

			4,808,543

TOTAL UNITED KINGDOM			32,193,306

UNITED STATES	48.1%
COMMUNICATIONS—TOWERS	1.9%
American Tower Corp.		68,039	9,707,124

REAL ESTATE	46.2%
DATA CENTERS	4.0%
CyrusOne		49,128	2,924,590
Digital Realty Trust		106,046	12,078,640
Equinix		10,192	4,619,218

			19,622,448

HEALTH CARE	2.6%
HCP		64,571	1,684,012
Welltower		178,582	11,388,174

			13,072,186

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

HOTEL	4.1%
Hilton Worldwide Holdings		66,129	$5,281,062
Host Hotels & Resorts		488,877	9,704,208
Sunstone Hotel Investors		338,545	5,596,149

			20,581,419

INDUSTRIALS	2.6%
Prologis		197,694	12,753,240

OFFICE	6.8%
Corporate Office Properties Trust		123,288	3,600,010
Cousins Properties		654,184	6,051,202
Douglas Emmett		174,654	7,171,293
Empire State Realty Trust, Class A		267,976	5,501,547
Kilroy Realty Corp.		145,446	10,857,544
SL Green Realty Corp.		3,809	384,442

			33,566,038

RESIDENTIAL	13.3%
APARTMENT	7.5%
Apartment Investment & Management Co., Class A		158,978	6,948,928
AvalonBay Communities		73,272	13,072,458
Essex Property Trust		27,215	6,568,885
UDR		279,618	10,770,885

			37,361,156

MANUFACTURED HOME	3.8%
Equity Lifestyle Properties		84,951	7,562,338
Sun Communities		119,244	11,063,458

			18,625,796

SINGLE FAMILY	1.2%
Invitation Homes		255,476	6,021,569

STUDENT HOUSING	0.8%
American Campus Communities		93,591	3,840,039

TOTAL RESIDENTIAL			65,848,560

SELF STORAGE	3.9%
Extra Space Storage		152,002	13,292,575

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

Life Storage		68,043	$6,060,590

			19,353,165

SHOPPING CENTERS	8.6%
COMMUNITY CENTER	2.0%
Weingarten Realty Investors		311,136	10,227,040

FREE STANDING	2.8%
Realty Income Corp.		242,440	13,823,929

REGIONAL MALL	3.8%
GGP		259,385	6,067,015
Simon Property Group		73,596	12,639,377

			18,706,392

TOTAL SHOPPING CENTERS			42,757,361

SPECIALTY	0.3%
GEO Group/The		66,581	1,571,312

TOTAL REAL ESTATE			229,125,729

TOTAL UNITED STATES			238,832,853

TOTAL COMMON STOCK (Identified cost—$416,760,925)			480,780,967

SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15%[d]		12,638,242	12,638,242

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$12,638,242)			12,638,242

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$429,399,167)	99.4%		493,419,209
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		2,781,749

NET ASSETS (Equivalent to $27.07 per share based on 18,327,802 shares of common stock outstanding)	100.0%		$496,200,958

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

Sector Summary	% of Net Assets
Diversified	24.4
Residential	20.2
Office	14.3
Shopping Centers	8.6
Industrials	6.0
Hotel	4.9
Self Storage	4.9
Data Centers	4.0
Retail	3.8
Health Care	3.6
Other	3.4
Communications	1.9

100.0

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Security value is determined based on significant unobservable inputs (Level 3).
[b]	Non-income producing security.
[c]	Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $10,158,573 or 2.0% of the net assets of the Fund, of which 0.0% are illiquid.
[d]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments in securities, at value (Identified cost—$429,399,167)	$493,419,209
Receivable for:
Investment securities sold	2,079,241
Dividends	1,997,941
Fund shares sold	441,679
Other assets	281,829

Total Assets	498,219,899

LIABILITIES:
Foreign currency due to custodian, at value (Identified cost—$377,821)	381,991
Payable for:
Investment securities purchased	1,173,577
Investment management fees	401,593
Fund shares redeemed	33,306
Directors’ fees	76
Other liabilities	28,398

Total Liabilities	2,018,941

NET ASSETS applicable to 18,327,802 shares of $0.001 par value of common stock outstanding	$496,200,958

NET ASSET VALUE PER SHARE:
($496,200,958 ÷ 18,327,802 shares outstanding)	$27.07

NET ASSETS consist of:
Paid-in capital	$433,756,705
Dividends in excess of net investment income	(2,585,737)
Accumulated undistributed net realized gain	1,005,743
Net unrealized appreciation	64,024,247

$496,200,958

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividend income (net of $640,409 of foreign withholding tax)	$12,209,711

Expenses:
Investment management fees	4,547,409
Registration and filing fees	41,319
Directors’ fees and expenses	31,982
Reorganization expenses	30,377
Miscellaneous	4,837

Total Expenses	4,655,924
Reduction of Expenses (See Note 2)	(78,192)

Net Expenses	4,577,732

Net Investment Income (Loss)	7,631,979

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	14,991,386
Foreign currency transactions	321,684

Net realized gain (loss)	15,313,070

Net change in unrealized appreciation (depreciation) on:
Investments in securities	33,873,444
Foreign currency translations	12,036

Net change in unrealized appreciation (depreciation)	33,885,480

Net Realized and Unrealized Gain (Loss)	49,198,550

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,830,529

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$7,631,979	$8,401,138
Net realized gain (loss)	15,313,070	27,319,950
Net change in unrealized appreciation (depreciation)	33,885,480	(20,584,073)

Net increase (decrease) in net assets resulting from operations	56,830,529	15,137,015

Dividends and Distributions to Shareholders from:
Net investment income	(10,063,171)	(16,395,823)
Net realized gain	(2,124,317)	(9,154,349)

Total dividends and distributions to shareholders	(12,187,488)	(25,550,172)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	26,391,401	(63,625,462)

Total increase (decrease) in net assets	71,034,442	(74,038,619)
Net Assets:
Beginning of year	425,166,516	499,205,135

End of year[a]	$496,200,958	$425,166,516

[a]	Includes dividends in excess of net investment income of $2,585,737 and $2,940,505, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.62	$25.16	$25.24	$22.58	$22.28

Income (loss) from investment operations:
Net investment income (loss)[a]	0.44	0.48	0.36	0.53 [b]	0.36
Net realized and unrealized gain (loss)	2.71	0.49	0.26	2.65	0.53

Total from investment operations	3.15	0.97	0.62	3.18	0.89

Less dividends and distributions to shareholders from:
Net investment income	(0.58)	(0.96)	(0.70)	(0.52)	(0.59)
Net realized gain	(0.12)	(0.55)	—	—	—

Total dividends and distributions to shareholders	(0.70)	(1.51)	(0.70)	(0.52)	(0.59)

Net increase (decrease) in net asset value	2.45	(0.54)	(0.08)	2.66	0.30

Net asset value, end of year	$27.07	$24.62	$25.16	$25.24	$22.58

Total investment return[c]	12.93%	3.82%	2.52%	14.12%	4.07%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$496.2	$425.2	$499.2	$527.3	$511.1

Ratio of expenses to average daily net assets (before expense reduction)	1.02%[d]	1.02%	1.02%	1.01%	1.01%

Ratio of expenses to average daily net assets (net of expense reduction)	1.01%[d]	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.67%	1.85%	1.41%	2.19%	1.54%

Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.68%	1.87%	1.43%	2.20%	1.55%

Portfolio turnover rate	80%	100%	77%	111%	126%

[a]	Calculation based on average shares outstanding.
[b]	24.4% of gross income was attributable to dividends paid by Westfield Corp.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Includes extraordinary expenses approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to the reorganization discussed further in Note 10. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.01% and 1.00%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Institutional Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 11, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of December 31, 2017.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$30,331,638	$30,331,638	$—	$—	[a]
Other Countries	450,449,329	450,449,329	—	—
Short-Term Investments	12,638,242	—	12,638,242	—

Total Investments in Securities[b]	$493,419,209	$480,780,967	$12,638,242	$—

[a]	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Australia
Balance as of December 31, 2016	$427,026
Sales[a]	(468,670)
Realized gain (loss)	468,670
Change in unrealized appreciation (depreciation)	(427,026)

Balance as of December 31, 2017	$—

[a]	Amount represents proceeds received as part of a liquidating distribution from BGP Holdings PLC and is included in change in unrealized appreciation (depreciation).

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $(427,026).

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2017, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to waive its fees and/or reimburse the Fund so that the Fund’s total annual operating expenses (excluding brokerage fees and commissions, taxes, and, upon approval of the Board of Directors, extraordinary expenses) never exceed 1.00% of the average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Board of Directors of the Fund and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the year ended December 31, 2017, fees waived and/or expenses reimbursed totaled $78,192.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment manager and each subadvisor.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2017, totaled $402,653,882 and $355,985,733a, respectively.

[a]	Excludes the value of securities delivered as a result of redemptions in-kind totaling $35,281,327 (See Note 6).

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2017	2016
Ordinary income	$10,063,171	$16,395,823
Long-term capital gain	2,124,317	9,154,349

Total dividends and distributions	$12,187,488	$25,550,172

As of December 31, 2017, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$437,033,217

Gross unrealized appreciation on investments	$61,705,688
Gross unrealized depreciation on investments	(5,315,491)

Net unrealized appreciation (depreciation) on investments	$56,390,197

Undistributed ordinary income	$2,335,323

Undistributed long-term capital gains	$3,216,408

As of December 31, 2017, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to Fund redemptions used as distributions, gains from shareholder redemptions in-kind, foreign currency transactions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $6,922,034, accumulated undistributed net realized gain was charged $9,707,994 and dividends in excess of net investment income was credited $2,785,960. Net assets were not affected by this reclassification.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold	5,033,472	$130,308,478	1,757,884	$44,665,869
Issued as reinvestment of dividends and distributions	403,955	10,592,059	886,565	22,120,881
Redeemed	(3,043,380)	(79,227,809)	(5,216,181)	(130,412,212)
Redemptions in-kind[a]	(1,333,735)	(35,281,327)	—	—

Net increase (decrease)	1,060,312	$26,391,401	(2,571,732)	$(63,625,462)

[a]	Certain shareholders of the Fund redeemed shares in-kind.

Note 6. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2017, the Fund had redemptions in-kind with total proceeds in the amount of $35,281,327. The net realized gains on these redemptions in-kind amounted to $7,327,179 which will not be realized for tax purposes.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small-to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor’s (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Qualified REIT Dividends Paid by the Fund Ineligible for Pass-Through Deduction: Starting in 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are “qualified REIT dividends.” This deduction is currently not available in respect of such amounts paid by a REIT to the Fund, and distributed by the Fund to its shareholders. As a result, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was for periods ending after August 1, 2017. The adoption of these amendments, effective with these financial statements for the year ended December 31, 2017, required amended and additional disclosures reflected herein, but had no effect on the Fund’s net assets or results of operations.

Note 10. Reorganization

On December 5, 2017, the Boards of Directors of the Fund and Cohen & Steers Global Realty Shares, Inc. (the Acquiring Fund) each approved a proposal to reorganize the Fund with and into the Acquiring Fund (the Reorganization). In the Reorganization, all of the assets and liabilities of the Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund, which will be distributed to the Fund’s stockholders in complete liquidation of the Fund. In addition, if the Reorganization is approved by the Fund’s stockholders, the Acquiring Fund’s investment advisory fee will be reduced from an annual rate of 0.80% of the average daily net assets of the Acquiring Fund to an annual rate of 0.75% of the average daily net assets of the Acquiring Fund. Expenses related to the Reorganization are being borne by the Fund and the Acquiring Fund, and the Fund’s portion is reflected in the Statement of Operations.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Stockholders of the Fund will be asked to vote on the Reorganization at a special meeting of stockholders expected to be held on March 15, 2018, although such meeting may be adjourned to a later date. If approved by stockholders of the Fund, the proposed Reorganization is expected to be completed by the end of March 2018, but in any event no later than June 30, 2018. A proxy statement/prospectus was filed with the SEC on January 12, 2018 and mailed on January 23, 2018 to shareholders of record of the Fund, as of December 29, 2017. In anticipation of the Reorganization, the last day for purchases and exchanges into the Fund will be at the close of business on March 21, 2018. In addition, prior to the Reorganization, both the Fund and the Acquiring Fund will distribute all of their investment company taxable income and net realized capital gains earned through the date of the Reorganization to their respective stockholders.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the

Cohen & Steers Institutional Global Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Institutional Global Realty Shares, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2018

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2017 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,349,632. Additionally, 0.82% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $2,168,519 at the 20% maximum rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Director

Effective September 12, 2017, the Board of Directors voted to increase the number of directors on the Fund’s Board of Directors from twelve to thirteen and elected Daphne L. Richards as a Director of the Fund.

In addition to her tenure as a Director of various Cohen & Steers Funds, Ms. Richards has served as an Independent Director of Cartica Management, LLC since 2015. She has also been a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and has been the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

Changes to the Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund’s Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Director Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers Year of Birth: 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991

Joseph M. Harvey Year of Birth: 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark Year of Birth: 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011

Bonnie Cohen Year of Birth: 1942	Director	—[5]	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001

George Grossman Year of Birth: 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean Junkans Year of Birth: 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

Richard E. Kroon Year of Birth: 1942	Director	—[5]	Former member of Investment Committee, Monmouth University from 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis Year of Birth: 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	22	Since 2015

Jane F. Magpiong Year of Birth: 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School, from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Richard J. Norman Year of Birth: 1943	Director	—[5]	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards Year of Birth: 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	22	Since September 2017

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COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross Year of Birth: 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004

C. Edward Ward, Jr. Year of Birth: 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	22	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Jon Cheigh 1972	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Francis C. Poli 1962	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]	Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in global real estate securities

•	Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

•	Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

•	Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

Bonnie Cohen

Director

George Grossman

Director

Dean Junkans

Director

Richard E. Kroon

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Richard J. Norman

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Jon Cheigh

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8123

Boston, MA 02266

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	GRSIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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Annual Report December 31, 2017

Cohen & Steers

Institutional

Global Realty

Shares

GRSIXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark, Maginnis and Ross is a member of the board’s audit committee, and each is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2017 and December 31, 2016 for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$44,030	$49,800
Audit-Related Fees	$11,409	$0
Tax Fees	$5,740	$6,600
All Other Fees	$0	$0

Audit-related fees were billed in connection with the proposed reorganization of Cohen & Steers Institutional Global Realty Shares, Inc. and Cohen & Steers Global Realty Shares, Inc.

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2017	2016
Registrant	$5,740	$6,600
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Chief Financial Officer (Principal Financial Officer)

Date:	March 5, 2018